Simplify Hedged Equity ETF

HEQT

Supplement dated July 3, 2023 to the Prospectus and Summary Prospectus dated October 28, 2022, and to the Statement of Additional Information (“SAI”) dated January 18, 2023

Effective July 3, 2023, the following sections of the Fund’s Prospectus and Summary Prospectus have been supplemented or restated, as shown below.

The disclosure under the paragraph heading “Portfolio Managers” on page 73 in the Fund’s Prospectus and page 5 of the Summary Prospectus is replaced in its entirety with the following:

Portfolio Managers: Paul Kim, Chief Executive Officer of the Adviser, David Berns, Chief Investment Officer of the Adviser, Michael Green, Managing Director and Chief Strategist of the Adviser, and Ken Miller, Portfolio Manager of the Adviser. Mr. Kim, Mr. Berns, and Mr. Green have each served the Fund as a portfolio manager since it commenced operations in October 2021. Mr. Miller has served the Fund as a portfolio manager since July 2023. Mr. Kim, Mr. Berns, Mr. Green, and Mr. Miller are jointly and primarily responsible for the management of the Fund.

The second sentence of the section entitled “PORTFOLIO MANAGERS” on page 35 of the SAI is revised as follows:

Paul Kim, David Berns, Michael Green and Ken Miller serve as portfolio managers of the Simplify Managed Futures Strategy ETF and Simplify Hedged ETF.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund.

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This Supplement dated July 3, 2023, provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.